UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

GREENWAY TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

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1521 North Cooper Street, Suite 205

Arlington, Texas 76011

November 8, 2019

Dear Stockholders:

You are cordially invited to attend a special meeting (our “Special Meeting”) of the stockholders of Greenway Technologies, Inc., a Texas corporation (our “Company”) to be held on Wednesday, December 11, 2019, at the Hilton Arlington, 2401 East Lamar Blvd., Arlington, Texas 76006. Our Special Meeting will start promptly at 10:30 a.m. Central Standard Time.

Whether or not you plan to attend our Special Meeting in person, your vote is important. Pursuant to the rules promulgated by the Securities and Exchange Commission (the “SEC”), on or about November 20, 2019, we will begin mailing to our stockholders our proxy statement, a proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on April 19, 2019, as amended by Amendment No. 1 on form 10-K/A, filed with the SEC on May 15, 2019 (collectively, our “Proxy Materials”). You may vote (i) in person at our Special Meeting, (ii) via a toll-free telephone number, (iii) over the Internet, or (iv) by completing, signing, dating, and promptly returning the proxy card you receive with our Proxy Materials. Please review the instructions on our Proxy Materials regarding your voting options.

Details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of the Stockholders and Proxy Materials.

Thank you for being a stockholder of our Company. We look forward to seeing you at the Special Meeting.

Very truly yours,

/s/ Raymond Wright
Raymond Wright
Chairman of the Board of Directors

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

NOTICE OF A SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON
DECEMBER 11, 2019

DEAR STOCKHOLDER:

Please take notice that a special meeting (our “Special Meeting”) of the stockholders (our “Stockholders”) of Greenway Technologies, Inc., a Texas corporation (our “Company”), will be held on Wednesday, December 11, 2019, at 10:30 a.m. Central Standard Time, at the Hilton Arlington, 2401 East Lamar Boulevard, Arlington, Texas 76006 for the following purposes:

1.	To amend our certificate of formation of our Company (our “Certificate”) to increase the number of authorized shares of Class A Shares of our Company, par value $0.0001 per share (the “Class A Shares”) from 300,000,000 to 500,000,000;

2.	To amend our Certificate to change the name of our Class A Shares to “common stock” (our “Common Stock”), with the same $0.0001 par value per share, designations, powers, privileges, rights, qualifications, limitations, and restrictions as the current Class A Shares;

3.	To amend our Certificate to eliminate the Class B Shares of our Company, par value $0.0001 per share (the “Class B Shares”), as a class of stock of our Company;

4.	To amend our Certificate to specify the vote required to approve certain actions before our Stockholders, including “fundamental actions,” as defined by Texas Business Organizations Code (the “TBOC”) Section 21.364, and “fundamental business transactions,” as defined by TBOC Section 1.002(32);

5.	To transact such other business as may properly come before our Special Meeting and any adjournment or postponement thereof.

The above-listed items of business are more fully described in the proxy statement (our “Proxy Statement”) accompanying this notice of our Special Meeting (this “Meeting Notice”).

Our board of directors (our “Board of Directors”) has fixed 5:00 p.m. Central Daylight Time on Tuesday, October 29, 2019, as the record date for determining our Stockholders entitled to receive our Meeting Notice and to vote at our Special Meeting and for any adjournment or postponement thereof. Pursuant to the rules promulgated by the Securities and Exchange Commission, on or about November 20, 2019, we will begin mailing to our Stockholders our Proxy Statement, a proxy card (our “Proxy Card”), and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on April 19, 2019, as amended by Amendment No. 1 on form 10-K/A, filed with the SEC on May 15, 2019 (collectively, our “Proxy Materials”).

Whether or not you expect to attend our Special Meeting in person, you are urged to vote (i) via a toll-free telephone number, (ii) over the Internet, or (iii) by completing, signing, dating, and promptly returning the Proxy Card. Instructions regarding all three methods of voting are included in our Proxy Materials. If you vote and then decide to attend our Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in our Proxy Statement.

By Order of our Board of Directors,

/s/ Kent Harer
Kent Harer
Acting President
Arlington, Texas
November 8, 2019

GREENWAY TECHNOLOGIES, INC.

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

PROXY STATEMENT

FOR A SPECIAL MEETING OF THE STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2019

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

PROXY STATEMENT

I. GENERAL INFORMATION

Greenway Technologies, Inc., a Texas corporation, is soliciting your proxy to vote your shares at our Special Meeting of the Stockholders to be held on Wednesday, December 11, 2019, at 10:30 a.m. Central Standard Time (“CST”) at the Hilton Arlington, 2401 East Lamar Boulevard, Arlington, Texas 76006.

Our proxy statement (our “Proxy Statement”) contains important information regarding our Special Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in our Proxy Statement. We refer to Greenway Technologies, Inc. as our “Company.” We call our board of directors of our Company our “Board of Directors” and each of the directors serving on our Board of Directors, a “Director,” and collectively, our “Directors.” References to “2018” mean our fiscal period 2018, which began on January 1, 2018, and ended on December 31, 2018. We refer to our special meeting of the Stockholders to be held on December 11, 2019, as our “Special Meeting” and the notice of our Special Meeting as our “Meeting Notice.” References to our “Annual Report” mean our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2019, and amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 13, 2019. “Class A Shares” means our Company’s Class A Shares, par value $0.0001 per share, and holders of our Class A Shares are collectively referred to as “Stockholders.”

On or about November 20, 2019, we plan to mail to all of our Stockholders of record (our “Stockholders of Record”) as of 5:00 p.m. Central Daylight Time on Tuesday, October 29, 2019 (the “Record Date”) our Meeting Notice, our Proxy Statement, a proxy card (our “Proxy Card”) and a copy of our Annual Report (together with our Meeting Notice, Proxy Statement, and Proxy Card, our “Proxy Materials”). Our Proxy Materials provide instructions for how to vote your Class A Shares.

You are accordingly urged to vote (i) via a toll-free telephone number, (ii) over the Internet, or (iii) by completing, signing, dating, and promptly returning our Proxy Card. Instructions regarding all three methods of voting are included in our Proxy Materials. If you vote and then decide to attend our Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in our Proxy Statement. Our Company will bear all attendant costs of the solicitation of proxies for our Special Meeting.

Our Company will reimburse brokerage firms and other persons representing beneficial owners (“Beneficial Owners”) of shares for their expenses in forwarding solicitation materials to such Beneficial Owners. Proxies may be solicited by certain of our Company’s Directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

A. About this Proxy Statement

A copy of our Annual Report is included with our Proxy Materials, but is available on our website (gwtechinc.com/investors) or upon request by contacting us via mail at Greenway Technologies, Inc. 1521 N. Cooper Street, Suite 205, Arlington, TX 76011, Attn: Investor Relations, or via email at ir@gwtechinc.com. The following questions provide information about our Proxy Materials and our Special Meeting.

Who may attend our Special Meeting and vote at our Special Meeting?

Our Board of Directors has fixed 5:00 p.m. CDT on Tuesday, October 29, 2019, as the Record Date for determining Stockholders entitled to receive our Meeting Notice and to vote their Class A Shares at our Special Meeting and at any adjournment or postponement thereof. Each Stockholder as of the Record Date is entitled to one (1) vote for each Class A Share owned as of the Record Date. On the Record Date there were 290,148,677 Class A Shares issued and outstanding.

At least 10 days before our Special Meeting, we will make a complete list of Stockholders entitled to vote at our Special Meeting open to the examination of any Stockholder, for any purpose germane to our Special Meeting, at our offices located at 1521 N. Cooper Street, Suite 205, Arlington, TX 76011. The list will also be made available to Stockholders present at our Special Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Most Stockholders hold their shares through a broker, bank, or other nominee rather than directly in such Stockholder’s own name as the Stockholder of Record. As summarize below, there are some distinctions between Class A Shares held of record and those owned beneficially.

●	Stockholder of Record - If your Class A Shares are registered directly in your name with our transfer agent, Transfer Online, Inc., you are considered, with respect to those Class A Shares, as the Stockholder of Record. As the Stockholder of Record, you have the right to grant your voting proxy directly to our Company or to vote in person at our Special Meeting.

●	Beneficial Owner - If your Class A Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the Beneficial Owner of Class A Shares held in street name and your broker or nominee is considered, with respect to those Class A Shares, the Stockholder of Record. As the Beneficial Owner, you have the right to direct your broker or nominee on how to vote those Class A Shares and are also invited to attend our Special Meeting. However, since you are not the Stockholder of Record, you may not vote these Class A Shares in person at our Special Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee should provide voting instructions for you to use to vote the Class A Shares for which you are the Beneficial Owner. If you wish to attend our Special Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at our Special Meeting.

How do I vote?

As a Stockholder, you have the right to vote on specified business matters affecting our Company. The proposals that will be presented at our Special Meeting, and upon which you are being asked to vote, are discussed in the sections of our Proxy Statement beginning with “Proposal No. 1” as outlined in our Meeting Notice. Each Class A Share you own entitles you to one vote.

If you are a Stockholder of Record, you may vote in person at our Special Meeting or by proxy. There are three ways to vote by proxy:

●	By Telephone - Stockholders of Record located in the United States can vote by telephone by calling 1 (866) 390-5236 and following recorded instructions;

●	By Internet - You may vote over the Internet at http://www.proxypush.com/GWTI by following the instructions on the Proxy Card; or

●	By Mail - You may vote by completing, signing, dating, and mailing our Proxy Card to: Proxy Tabulator for Greenway Technologies, Inc., P.O. Box 8016, Cary, NC 27512-9903.

Telephone and Internet voting facilities for Stockholders of Record will be available 24-hours-a-day and will close at 11:59 p.m., CST on Tuesday, December 10, 2019. All Proxy Cards submitted by mail must be received by Tuesday, December 10, 2019.

If you vote by proxy, you enable the individuals named in your proxy to vote your Class A Shares at our Special Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend our Special Meeting. In this way, your Class A Shares will be voted even if you are unable to attend our Special Meeting.

Your Class A Shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend our Special Meeting, you may deliver your completed Proxy Card in person or fill out and return a ballot that will be supplied to you.

If you are a Beneficial Owner, you should follow the voting instructions provided by your broker or nominee.

What constitutes a quorum?

The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote at the Special Meeting must be present in person or represented by proxy to constitute a quorum for our Special Meeting. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.

What items will be voted on at our Special Meeting?

Our Company is aware of eight items that Stockholders may vote on at our Special Meeting. Those eight items are each listed below and on our Proxy Card:

●	Proposal 1: The approval of an amendment to our certificate of formation (our “Certificate”) to increase the number of authorized shares of Class A Shares of our Company, par value $0.001 per share (our “Class A Shares”), from 300,000,000 to 500,000,000, (such amendment, “Amendment No. 1”);

●	Proposal 2: The approval of an amendment to the Certificate to change the name of our Class A Shares from “Class A” to “common stock” (our “Common Stock”). The Common Stock would have the same par value $0.0001 per share, designations, powers, privileges, rights, qualifications, limitations, and restrictions as the current Class A Shares (such amendment, “Amendment No. 2”);

●	Proposal 3: The approval of an amendment to our Certificate to eliminate Class B Shares of our Company, par value $0.0001 per share (the “Class B Shares”), as a class of capital stock of our Company (such amendment, “Amendment No. 3”); and

●	Proposal 4: The approval of an amendment to our Certificate to specify the vote required to approve certain actions before our Stockholders, including “fundamental actions,” as defined by Texas Business Organizations Code (the “TBOC”) Section 21.364, and “fundamental business transactions,” as defined by TBOC Section 1.002(32) (such amendment, “Amendment No. 4”).

What does our Board of Directors recommend?

Our Board of Directors recommends that you vote:

●	“FOR” Proposal 1: The approval of Amendment No. 1 to increase the number of authorized shares of Common Stock from 300,000,000 to 500,000,000;

●	“FOR” Proposal 2: The approval of Amendment No. 2 to change the name of our Class A Shares to Common Stock, with the same $0.0001 par value per share, designations, powers, privileges, rights, qualifications, limitations, and restrictions as the current Class A Shares;

●	“FOR” Proposal 3: The approval of Amendment No. 3 to eliminate Class B Shares as a class of stock of our Company; and

●	“FOR” Proposal 4: the approval of Amendment No. 4 to specify the vote required to approve certain action before our Stockholders, including “fundamental actions,” as defined by the TBOC Section 21.364, and “fundamental business transactions,” as defined by TBOC Section 1.002(32).

What vote is required for approval of each proposal?

Our outstanding Class A Shares represent the only voting capital stock of our Company, and each Class A Share is entitled to cast one vote. The following votes are required for approval of the proposals:

●	Proposal Nos. 1, 2, and 3 - The affirmative vote of the holders of at least 66 2/3% in voting power of the then-outstanding Class A Shares entitled to vote on the matter, voting together as a single class, is needed to approve Proposal Nos. 1, 2, and 3. Abstentions will have the same effect as a vote against the approval of Proposal Nos. 1, 2, and 3. As the vote for each of Proposal Nos. 1, 2, and 3 is considered a “routine” matter under applicable rules, your bank, broker, or other nominee may vote on Proposal Nos. 1, 2, and 3 without instructions from you. Therefore, your bank, broker, or other nominee will be permitted to exercise its discretion to vote uninstructed Class A Shares on Proposal Nos. 1, 2 and 3. Also, unless instructions to the contrary are specified in a Proxy Card properly voted and returned through available channels, the proxies will be voted “FOR” Proposal Nos. 1, 2, and 3.

●	Proposal No. 4 - The affirmative vote of the holders of at least 66 2/3% in voting power of the then-outstanding Class A Shares entitled to vote on the matter, voting together as a single class, is needed to approve Proposal No. 4. Abstentions will have the same effect as a vote against the approval of Proposal No. 4. As the vote on Proposal No. 4 is considered a “non-routine” matter under applicable rules, your bank, broker, or other nominee may not vote on Proposal No. 4 without instructions from you. Therefore, broker “non-votes” will have the same effect as a vote against Proposal No. 4. Unless instructions to the contrary are specified in a Proxy Card properly voted and returned through available channels, the proxies will be voted “FOR” Proposal No. 4.

An automated system administered by Mediant Communications Inc., our master tabulator and inspector of elections (“Mediant”), will tabulate votes by proxy at our Special Meeting, and a representative of Mediant will tabulate votes cast in person at our Special Meeting.

What if I sign and return my Proxy Card without making any selection?

If you sign and return your Proxy Card without making any selections, your Class A Shares will be voted as recommended by our Board of Directors. If other matters properly come before our Special Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion. As of the date of our Proxy Statement, we are not aware of any matters that will come before our Special Meeting, other than those disclosed in our Proxy Statement.

What if I am a Beneficial Owner and I do not give the nominee voting instructions?

Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. However, for “non-routine” matters, brokerage firms may not vote shares for which their customers have not provided voting instructions. A broker “non-vote” occurs when a nominee who holds shares of stock for another does not vote on a particular item, because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares of stock. Broker “non-votes” are included in the calculation of the number of votes considered to be present at our Special Meeting for purposes of determining the presence of a quorum, but broker non-votes are not counted as shares present and entitled to be voted with respect to a matter on which the nominee has expressly not voted. Without your voting instructions, a broker may vote your Class A Shares with respect to Proposal Nos. 1-3, but may not vote your Class A Shares with respect Proposal No. 4.

What if I abstain or withhold authority to vote on a proposal?

For all proposals, if you sign and return your proxy marked “ABSTAIN,” or withhold authority to vote, it will have the same effect as a vote “AGAINST” such proposal, because an abstention represents a share entitled to vote and thus is included in the denominator in determining the percentage approved.

Also, as the vote on Proposal No. 4 is considered “non-routine” matters under applicable rules, your bank, broker, or other nominee may not vote on this matter without instructions from you. Therefore, broker “non-votes” will have the same effect as a vote “AGAINST” these proposals.

What does it mean if I receive more than one full set of Proxy Materials?

If you receive more than one full set of Proxy Materials by mail, you will need to vote once for each set of Proxy Materials you receive, either (i) via a toll-free telephone number, (ii) over the Internet, or (iii) by completing, signing, dating, and promptly returning our Proxy Card, which you received with our Proxy Materials.

May I change my proxy?

Yes, a proxy may be revoked by the Stockholder giving the proxy, at any time before it is voted, by delivering a written notice of revocation to our Company at its principal executive offices located at 1521 North Cooper Street, Suite 205, Arlington, Texas 76011 prior to our Special Meeting. A prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at our Special Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later-submitted vote will be recorded, and your earlier vote revoked. Attendance at our Special Meeting in and of itself does not revoke a prior proxy.

B. Interest of Certain Persons in or Opposition to Matters to be Acted Upon

None of our officers, Directors, or any “associate” (as defined under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such persons has any substantial interest in the matters to be voted upon by our Stockholders, other than in such person’s role as an officer, Director, or Stockholder.

C. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number of Class A Shares beneficially owned and the percentage ownership for: (i) each person or entity known by our Company to beneficially own more than 5% of any class of our voting securities, based on our review of any statements filed with the SEC under Section 13(d) or Section 13(g) of the Exchange Act; (ii) each Director; (iii) each of our chief executive officer and our two other most highly compensated executive officers whose annual compensation exceeded $100,000 for 2018 (collectively, our “Named Executive Officers”); and (iv) all of our current Directors and Named Executive Officers as a group. Unless otherwise indicated the address for each person named below is: c/o Greenway Technologies, Inc., 1521 North Cooper Street, Suite 205, Arlington, Texas, 76011.

As of the Record Date, there were 290,148,677 outstanding Class A Shares, which are the only outstanding voting securities of our Company.

Title and Class of Securities Beneficially Owned	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)
5% Stockholders:		Number	Percent of Class
Class A Shares	Paul Alfano (2)	21,500,000	7.4%
Class A Shares	Richard Halden (3)	19,205,911	6.6%
Class A Shares	Kevin Jones (4)	22,492,843	7.8%
Class A Shares	Randy Moseley (5)	22,178,302	7.6%
Class A Shares	D. Patrick Six (6)	15,333,272	5.3%
Class A Shares	Raymond Wright (7)	17,500,000	6.0%

Directors and Named Executive Officers:		Number	Percent of Class
Class A Shares	Paul Alfano(2)	21,500,000	7.4%
Class A Shares	Kent Harer (8)	4,000,000	1.4%
Class A Shares	Kevin Jones (4)	22,492,843	7.8%
Class A Shares	Ransom Jones (9)	4,125,000	1.4%
Class A Shares	Raymond Wright (7)	17,500,000	6.0%
Class A Shares	Michael Wykrent (10)	8,799,999	3.0%
Class A Shares	Thomas Phillips (11)	2,500,000	0.9%
Class A Shares	All current Directors and Named Executive Officers as a group (7 persons) (12)	80,917,842	27.9%
Class A Shares	John Olynick (13)	500,000	0.2%

(1)	Applicable percentages are based on 290,148,677 Class A Shares outstanding as of the Record Date. Beneficial ownership is determined by rules promulgated by the SEC and generally includes voting or investment power with respect to securities. Class A Shares underlying options, warrants, and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, we believe that each of the individuals named in the table has sole voting and investment power with respect to the Class A Shares indicated as beneficially owned by such individual. The table includes Class A Shares and options, warrants, and convertible notes exercisable or convertible into Class A Shares that are either vested or may vest within 60 days of the Record Date. Other than as stated in this table or the footnotes to this table, there are no arrangements or understandings known to our Company, including any pledge by any person of our securities, the operation of which may, result in a change in control of our Company.

(2)	Paul Alfano. Mr. Alfano is a 5% Stockholder and a Director.
(3)	Richard Halden. Mr. Halden is a 5% Stockholder. The total number of Class A Shares listed includes Class A Shares beneficially owned through various entities and through a spousal interest, as reported by Mr. Halden on his most recent Form 4 filed on July 27, 2015. Additionally, Mr. Halden is the beneficial owner of securities convertible into Class A Shares, including: (a) 2,000,000 pursuant to that Severance and Release Agreement by and between the Company and Mr. Halden, dated February 1, 2017, and filed as Exhibit 10.30 to the Company’s Form 10-Q/A, filed with the SEC on September 21, 2017; and (b) 2,083,333 pursuant to that Subordinated Convertible Promissory Note, dated December 20, 2017, by and between the Company and Tunstall Canyon Group, LLC, an entity controlled by Mr. Halden, filed as Exhibit 10.34 to the Company’s Form 10-K filed with the SEC on April 5, 2018.
(4)	Kevin Jones. Mr. Kevin Jones is a 5% Stockholder and a Director. Kevin Jones and Ransom Jones are brothers. Mr. K. Jones has sole voting and dispositive power with respect to 5,250,000 Class A Shares. In addition, the number of Class A Shares beneficially owned by Mr. K. Jones includes: (a) 4,875,000 Class A Shares held by Mabert, LLC, a Texas limited liability company (“Mabert”), in which Mr. K. Jones has an ownership interest and for which he serves as a manager; (b) 8,500,000 Class A Shares owned by Mr. K. Jones’s spouse, Ms. Christine Mary Earley, in which Mr. K. Jones has a spousal interest; and (c) 1,867,843 Class A Shares issuable to Mr. K. Jones pursuant to that certain Loan Agreement by and between Mabert and the Company, dated September 14, 2018, filed as Exhibit 10.49 to the Company’s Form 10-K/A, filed with the SEC on May 13, 2019.
(5)	Randy Mosley. Mr. Mosely is a 5% Stockholder.
(6)	D. Patrick Six. Mr. Six is a 5% Stockholder. Mr. Six also served as our president and a Director, but resigned from those positions effective as of May 10, 2018, and February 19, 2019, respectively.
(7)	Raymond Wright. Mr. Wright is a 5% Stockholder, our chairman of our Board of Directors, and president of Greenway Innovative Energy, Inc., our wholly-owned subsidiary.
(8)	Kent Harer. Mr. Harer is a Director and our acting president, making him a Named Executive Officer. The Class A Shares beneficially owned by Mr. Harer are those immediately issuable upon Mr. Harer’s exercise of that certain Stock Purchase Warrant, dated January 8, 2018, by and between the Company and Mr. Harer, filed as Exhibit 10.37 to our Annual Report on Form 10-Q/A, filed with the SEC on May 22, 2018.
(9)	Ransom Jones. Mr. Ransom Jones is a Director and our secretary, treasurer, and chief financial officer, making him a Named Executive Officer. Ransom Jones and Kevin Jones are brothers. Mr. R. Jones has sole voting and dispositive power with respect to 250,000 Class A Shares. In addition, the number of Class A Shares beneficially owned by Mr. R. Jones includes 3,875,000 Class A Shares owned by Mr. R. Jones’s spouse, Ms. Jan Jones, in which Mr. R. Jones has a spousal interest.
(10)	Michael Wykrent. Mr. Wykrent is a Director.
(11)	Thomas Phillips. Mr. Phillips is Vice President of Operations, and receives more than $100,000 in annual compensation, making him a Named Executive Officer.
(12)	All current Directors and Named Executive Officers as a group. This ownership includes only the ownership of current Named Executive Officers and Directors.
(13)	John Olynick. Mr. Olynick served as our president from May 10, 2018, to July 19, 2019.

II. PROPOSALS TO BE VOTED ON AT OUR SPECIAL MEETING

A.	Proposal No. 1: Approval of Amendment No. 1 to Increase the Number of Authorized Class A Shares from 300,000,000 to 500,000,000

Background and Purpose of Proposal No. 1

On November 7, 2019, our Board of Directors approved Amendment No. 1 to increase the number of authorized Class A Shares from 300,000,000 to 500,000,000. The purpose of Amendment No. 1 is to provide our Company with the ability to raise capital through stock issuances so that our Company can achieve its objectives for product development, staffing, reduction of debt, general operating expenses, and other general corporate purposes.

Text of Amendment No. 1

The proposed text of Amendment No. 1 described above is provided in Appendix A to our Proxy Statement, which provides the text of each of the proposed amendments to our Certificate (the “Certificate Amendments”). If Proposal No. 1 is approved by our Stockholders, we will file an amendment to our Certificate with the Secretary of State of the State of Texas, which includes Amendment No. 1, and such amendment will become effective upon its filing with the Secretary of State of the State of Texas, which is anticipated to occur promptly after our Special Meeting.

Required Vote for Approval of Proposal No. 1

The affirmative “FOR” vote of the holders of at least 66 2/3% in voting power of the then-outstanding Class A Shares entitled to vote on the matter, voting together as a single class, is needed to approve Amendment No. 1. As this is a “routine” matter, without voting instructions from you, your broker may vote your Class A Shares with respect to Proposal No. 1. However, abstentions will have the same effect as a vote against the approval of Proposal No. 1.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR”
THE APPROVAL OF AMENDMENT NO. 1

B.	Proposal No. 2: Approval of Amendment No 2. to Change the Name of our Class A Shares to Common Stock

Background and Purpose of Proposal No. 2

On November 7, 2019, our Board of Directors approved Amendment No. 2 to change the name of our Class A Shares to Common Stock. Amendment No. 2 would not change the $0.0001 par value per share, designations, powers, privileges, rights, qualifications, limitations, or restrictions of the Class A Shares. However, Amendment No. 2 would change the name of the Class A Shares to Common Stock to make it consistent with the name of the capital stock registered with the SEC under the Securities Act of 1933.

Text of Amendment No. 2

The proposed text of Amendment No. 2 described above is provided in Appendix A to our Proxy Statement, which provides the text of each of the Certificate Amendments. If Proposal No. 1 is approved by our Stockholders, we will file an amendment to our Certificate with the Secretary of State of the State of Texas, which includes Amendment No. 2, and such amendment will become effective upon its filing with the Secretary of State of the State of Texas, which is anticipated to occur promptly after our Special Meeting.

Required Vote for Approval of Proposal No. 2

The affirmative “FOR” vote of the holders of at least 66 2/3% in voting power of the then-outstanding Class A Shares entitled to vote on the matter, voting together as a single class, is needed to approve Amendment No. 2. As this is a “routine” matter, without voting instructions from you, your broker may vote your Class A Shares with respect to Proposal No. 2. However, abstentions will have the same effect as a vote against the approval of Proposal No. 2.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR”
THE APPROVAL OF AMENDMENT NO. 2

C.	Proposal No. 3: Approval of Amendment No. 3 to Eliminate the Class B Shares

Background and Purpose of Proposal No. 3

On November 7, 2019, our Board of Directors approved Amendment No. 3 to eliminate the Class B Shares as a class of capital stock of our Company. Currently, there are no issued and outstanding Class B Shares. Our Board of Directors has determined there is a de minimis benefit to the existence of the Class B Shares. Moreover, assuming Proposal No. 2 is approved by our Stockholders, eliminating the Class B Shares would eliminate confusion as to whether there was another outstanding class of capital stock of our Company.

Text of Amendment No. 3

The proposed text of Amendment No. 3 described above is provided in Appendix A to our Proxy Statement, which provides the text of each of the Certificate Amendments. If Proposal No. 3 is approved by our Stockholders, we will file an amendment to our Certificate with the Secretary of State of the State of Texas, which includes Amendment No. 3, and such amendment will become effective upon its filing with the Secretary of State of the State of Texas, which is anticipated to occur promptly after our Special Meeting.

Required Vote for Approval of Proposal No. 3

The affirmative “FOR” vote of the holders of at least 66 2/3% in voting power of the then-outstanding Class A Shares entitled to vote on the matter, voting together as a single class, is needed to approve Amendment No. 3. As this is a “routine” matter, without voting instructions from you, your broker may vote your Class A Shares with respect to Proposal No. 3. However, abstentions will have the same effect as a vote against the approval of Proposal No. 3.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR”
THE APPROVAL OF AMENDMENT NO. 3

D.	Proposal No. 4: Approval of Amendment No. 4 to Specify the Vote Required to Approve Certain Actions before our Stockholders

Background and Purpose of Proposal No. 4

On November 7, 2019, our Board of Directors approved Amendment No. 4 to specify the vote required to approve certain actions before our Stockholders. If a Texas corporation does not specify what action constitutes the action of its stockholders, the default requirement for many actions is that a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to the matter at a meeting of the shareholders at which a quorum is present.1 Additionally, Texas law states that both “fundamental actions” and “fundamental business transactions” require the affirmative vote of two-thirds of the outstanding shares of capital stock entitled to vote on such action to approve such actions, unless a different voting requirement is specified in an entity’s certificate of formation.2 Under the TBOC, (i) a “fundamental action” of an entity includes an amendment to the entity’s certificate of formation, a voluntary winding up of the entity, a revocation of a voluntary decision to wind up the entity, a cancellation of an event requiring winding up, or a reinstatement of the entity, and (ii) a “fundamental business transaction” of an entity is a merger, interest exchange, conversion, or sale of all or substantially all of an entity’s assets.3

To modify the TBOC’s default voting requirement, a corporation must amend its certificate of formation to specify another voting requirement for actions of stockholders. Amendment No. 4 would specify that the vote required to approve certain actions before our Stockholders, including fundamental actions and fundamental business transactions, would be as follows:

1.	Fundamental Actions: The affirmative vote of the holders of the majority of the shares entitled to vote on a “fundamental action,” as defined by Section 21.364 of the TBOC, is required to approve such “fundamental action.”

2.	Fundamental Business Transactions: The affirmative vote of the holders of the majority of the shares entitled to vote on a “fundamental business transaction,” as defined by Section 1.002(32) of the TBOC, is required to approve such “fundamental business transaction.”

3.	All Other Matters: For matters other than the election of directors, “fundamental actions,”[4] and “fundamental business transactions,”[5] the affirmative vote of the holders of a majority of the shares entitled to vote on that matter and represented in person or by proxy at a meeting of the stockholders at which a quorum is present.

Our Board of Directors believes Amendment No. 4 will facilitate investment in our Company, eliminate confusion as to which actions by our Stockholders require a certain number of votes, and align our Company’s governing documents with those of other public companies.

1 Texas Bus. Orgs. Code Ann. § 21.363 (West 2019).

2 Id. § 1.002(32); id. § 21.364.

3 Id. § 21.364.

4 Id § 1.002(32).

5 Id. § 21.364.

Text of Amendment No. 4

The proposed text of Amendment No. 4 described above is provided in Appendix A to our Proxy Statement, which provides the text of each of the Certificate Amendments. If Proposal No. 4 is approved by our Stockholders, we will file an amendment to our Certificate with the Secretary of State of the State of Texas, which includes Amendment No. 4, and such amendment will become effective upon its filing with the Secretary of State of the State of Texas, which is anticipated to occur promptly after our Special Meeting.

Required Vote for Approval of Proposal No. 4

The affirmative “FOR” vote of the holders of at least 66 2/3% in voting power of the then-outstanding Class A Shares entitled to vote on the matter, voting together as a single class, is needed to approve Amendment No. 4. As this is a “non-routine” matter, without voting instructions from you, your broker may not vote your Class A Shares with respect to Proposal No. 4. Thus, broker non-vote and abstentions are will have the same effect as a vote against the approval of Proposal No. 4.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR”
THE APPROVAL OF AMENDMENT NO. 4

III. ADDITIONAL INFORMATION

A. Stockholder Proposals

In accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act (“Rule 14a-8”), our Stockholders may submit a written proposal for business to be brought before our Special Meeting by November 13, 2019, which is five days before we anticipate that we will mail our Proxy Materials to our Stockholders.

Among other requirements, a Stockholder’s intent to bring any proposal of business, including but not limited to Director nominations, before our 2020 annual Stockholder meeting (our “2020 Annual Meeting”) must be made in accordance with Rule 14a-8 and received at our principal executive offices, located at 1521 North Cooper Street, Arlington, Texas, 76011, no later than the close of business on the 120th day (January 24, 2020) in advance of the anniversary of the filing of our 2019 Schedule 14A filed on Form DEF14A, which we filed with the SEC on May 23, 2019. If our 2020 Annual Meeting is not held within 30 days before or after June 26, 2020, then such business must be delivered to or mailed and received by our Company at our principal executive offices a reasonable time before our Company begins to print and send our 2020 Annual Meeting proxy solicitation materials. Any proxy that management solicits for our 2020 Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the 2020 Annual Meeting.

Our Company may require any proposed Director nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed Director nominee to serve as a Director of our Company. If such procedures are not complied with, the chairman of our 2020 Annual Meeting may determine and declare to the meeting that the nomination was defective, and such nomination will be disregarded.

B. Other Matters to be Presented at our Special Meeting

We know of no other matters that will be presented for consideration at our Special Meeting. If any other matters properly come before our Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your Class A Shares are represented. Stockholders are urged to vote via toll-free telephone number, via the Internet, or by mail, by completing, signing, dating, and promptly returning the Proxy Card you received with our Proxy Materials.

C. Delivery of Documents to Stockholders Sharing an Address

Only one set of our Proxy Materials is being delivered to multiple security holders sharing an address, unless we received contrary instructions from one or more of the security holders at such address. We will promptly deliver, upon written or oral request, a separate copy of our Proxy Materials to a security holder at a shared address to which a single set of our Proxy Materials was delivered. A security holder may notify us that the security holder wishes to receive a separate set of our Proxy Materials by requesting via the Internet at www.investorelections.com/GWTI, via telephone at 1 (866) 648-8133, via mail at Greenway Technologies, Inc., 1565 North Central Expressway, Suite 220 Richardson, TX 75080, Attn: Investor Relations, or via email at paper@investorelections.com. If you request a separate copy of our Proxy Materials via e-mail, please send a blank e-mail with the provided 12-digit control number in the subject line. A security holder may use the same website, telephone number, mailing address or e-mail address to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of our Company.

D. Financial Statements and Form 10-K Annual Report

Our audited financial statements for the year ended December 31, 2018, and other related financial and business information of our Company are contained in our Annual Report (including exhibits), are herein incorporated by reference. Copies of our Annual Report, including our audited financial statements, are included with your Proxy Materials, but may also be obtained without charge by contacting us via mail at Greenway Technologies, Inc., 1521 North Cooper Street, Arlington, TX. 76011, Attn: Investor Relations or by email at IR@gwtechinc.com.

E. Voting Results of our Special Meeting

Preliminary voting results will be announced at our Special Meeting. Final voting results will be tallied by Mediant, as inspector of elections, after the taking of the vote at our Special Meeting. Our Company will publish the final voting results in a Current Report on Form 8-K, which our Company is required to file with the SEC within four business days following our Special Meeting.

APPENDIX A

Text of Proposed Certificate Amendments

Current Language in the Certificate	Proposed Text of Certificate Giving Effect to Proposed Amendments Nos. 1-4	Included Amendments

ARTICLE FOUR

The Corporation may issue two classes of shares, designed “Class A” and “Class B”. The Corporation may issue a total of 320,000,000 shares. The authorized number of Class A shares is 300,000,000 with a par value of $.0001 per share. The authorized number of Class B shares is 20,000,000 with a par value of $.0001 per share. The Class B shares must be issued as fully paid non-assessable shares.

ARTICLE FOUR

A.        The Corporation is authorized to issue a total of 500,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”).

B.        As of the date of filing of this Certificate, all authorized or issued shares of the Corporation designated “Class A” shall hereby be designated as Common Stock.

C.        As of the date of filing of this Certificate, all authorized or issued shares of the Corporation designated “Class B” shall hereby be eliminated.

Amendment No. 1 (Article VI.A) Amendment No. 2 (Article VI.B) Amendment No. 3 (Article VI.C)

ARTICLE FIVE

5.01       A merger of the corporation of the lease or conveyance of all or substantially all of its assets is not considered a liquidation, dissolution, or winding up of the corporation’s affairs within the meaning of this article.

5.02       On any voluntary dissolution, liquidation, or winding up of the corporation’s affairs, the Class B shareholders are entitled to be paid in full the respective amounts fixed in accordance with Paragraph 4.02, together with accrued dividends (whether or not earned or declared) to the last distribution-payment date, before any distribution or payment may be made to the Class A shareholders.

5.03       On any voluntary liquidation, dissolution, or winding up of the corporation’s affairs, the Class B shareholders are entitled to be paid in full the respective amounts fixed in accordance with Paragraph 4.02, together with accrued dividends (whether or not earned or declared) to the last distribution-payment date, before any distribution or payment may be made to the Class shareholders.

5.04       If, on any voluntary or involuntary liquidation, dissolution, or winding up on the corporation’s affairs, the corporation’s assets are insufficient to permit full payment to the Class B shareholders as provided in these articles, then the Class B shareholders of any series must share ratably in any distribution of assets incorporation to the full amounts to which they would otherwise be entitled.

	ARTICLE FIVE (Delete Article V in its entirety as it only relates to rights of Class B Shares)	Amendment No. 3

Appendix A

Current Language in the Certificate	Proposed Text of Certificate Giving Effect to Proposed Amendments Nos. 1-4	Included Amendments
ARTICLE TEN (Not in current Certificate)

ARTICLE TEN

A.       The affirmative vote of the holders of the majority of the shares entitled to vote on a “fundamental action,” as defined by Section 21.364 of the TBOC (a “Fundamental Action”), is required to approve such Fundamental Action.

B.       The affirmative vote of the holders of the majority of the shares entitled to vote on a “fundamental business transaction,” as defined by Section 1.002(32) of the TBOC (a “Fundamental Business Transaction”), is required to approve such Fundamental Business Transaction.

C.       For matters other than the election of directors, Fundamental Actions, and Fundamental Business Transactions, the affirmative vote of the holders of a majority of the shares entitled to vote on that matter and represented in person or by proxy at a meeting of the stockholders at which a quorum is present.

Amendment No. 4

Appendix A